SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

Commission File Number: 333-121034

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)
2119 Arapahoe Street, Golden, Colorado (Address of principal executive offices)	80401 (Zip Code)
(303) 435-3535 (Registrant’s Telephone Number, Including Area Code) Bella Trading Company, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

Name Change and Increase in Authorized Common Stock.  On June 21, 2007, the Registrant changed its name from Bella Trading Company, Inc. to Jayhawk Energy, Inc. and increased the authorized number of shares of common stock from 50,000,000 shares to 200,000,000 shares.  The changes became effective with the filing of a Certificate of Amendment to the Registrant’s Articles of Incorporation with the Colorado Secretary of State.  The Registrant’s purpose in changing its name was to reflect a change in its business focus.  The Registrant’s purpose in increasing its authorized common stock was to allow flexibility in future financings and stock issuances and other corporate purposes. The actions to effect the name change and increase in authorized common stock were approved on April 3, 2007, by unanimous approval of the Registrant’s Board of Directors. In addition, shareholders holding a majority of the Registrant’s outstanding common stock approved those actions at a meeting of shareholders on June 21, 2007, held in accordance with the relevant sections of the Colorado Revised Statutes.

That Certificate of Amendment to the Registrant’s Articles of Incorporation is attached hereto as Exhibit 3.1.

Change of Symbol and CUSIP Number.  Concurrent with these changes, the Registrant has a new symbol and CUSIP Number.  The Registrant’s symbol will change from “BTRD” to "JYHW" effective June 25, 2007, and its CUSIP Number has changed to 472100 106.

ITEM 8.01 Other Events

Stock Split.  On June 11, 2007, the Registrant’s Board of Directors approved a 15 for 1 stock split of the Registrant’s issued and outstanding common stock which shall be effectuated through the issuance of 14 shares for each share of common stock outstanding as of the record date.  The Registrant’s intent of the stock split is to increase the marketability and liquidity of its common stock and hopefully increase the value of its common stock. The pay date is June 25, 2007 for shareholders of record on June 21, 2007.  After the split, the total number of the Registrant’s issued and outstanding shares of common stock will be 90,000,000 shares.  The Registrant’s common stock will continue to be $.001 par value.  Fractional shares will be rounded upward.  This action was facilitated by a recent amendment to the Registrant’s Articles of Incorporation, increasing the number of shares of the Registrant's authorized stock to 200,000,000 shares of common stock, which was given effect on June 21, 2007 by filing a Certificate of Amendment to the Registrant’s Articles of Incorporation with the Colorado Secretary of State.  That Certificate of Amendment to the Registrant’s Articles of Incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

INDEX TO EXHIBITS

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jayhawk Energy, Inc.

June 25, 2007	By:	/s/ Joseph B. Young
Joseph B. Young
President and Chief Executive Officer